UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2013

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former, address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2013, Robert L. Roe, M.D., our President and Secretary, informed us of his decision to retire, effective December 31, 2013. Dr. Roe will continue to perform his current duties through such date and will assist in all aspects of the transition to new development leadership. Dr. Roe has served as our President and leader of our development efforts since October 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ G. Charles Robb
Name:	G. Charles Robb
Title:	Chief Financial Officer

Date: June 5, 2013

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